UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 10, 2004

                                 ZIM CORPORATION

               (Exact name of registrant as specified in charter)

          Canada                      0-30432           Not Applicable
(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)        Identification No.)


             200-20 Colonnade Road, Ottawa, Ontario, Canada K2E 7M6
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (613) 727-1397

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On February 10, 2004, ZIM Corporation, a corporation organized under the laws of Canada (the "Registrant"), acquired all of the outstanding ordinary shares of both EPL Communications Limited, a company incorporated pursuant to the Companies Act 1985 (United Kingdom) ("Communications"), and E-Promotions Limited, a company incorporated pursuant to the Companies Act 1985 (United Kingdom) ("Promotions"; Promotions and Communications together, the "Companies") from Stephen J. Wright, a citizen of England ("Wright"), Maria G. Vendone, a citizen of Italy ("Vendone"), Finelook Limited, a company organized under the laws of England ("Finelook"), Wright and Vendone, as trustees for minor Enrico Wright, a citizen of Italy ("Enrico Wright"), and Christian Goldsbrough, a citizen of England ("Goldsbrough"; Wright, Vendone, Finelook, Enrico Wright, and Goldsborough together, the "Selling Shareholders").

The Companies are based in London, England and deliver two-way short messaging services ("SMS"). The primary products sold by the Companies include Premium SMS delivery with direct mobile telephone bill charges, a Location Gateway for Location Based Services including traffic and weather, a high performance global inbound SMS solution named Virtual Mobile that involves two-way SMS interaction of applications and services and a Bulk SMS service for SMS campaigns that delivers to approximately 250 mobile operators worldwide.

The purchase price for the ordinary shares of the Companies was $250,000 and 4,000,000 shares of the Registrant's common stock, no par value. The source for the $250,000 was the Registrant's cash on hand.

The purchase price was determined by negotiation between the parties. The Registrant intends to continue the business of the Companies and to integrate that business into the Registrant's business.

There are no material relationships between the Selling Shareholders and the Registrant or any of the Registrant's affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

It is impracticable for the Registrant to file the financial statements of the business acquired as required hereunder at this time. Such information, however, will be filed by an amendment to this Form 8-K no later than April 26, 2004.

(b) Pro Forma Financial Information.

It is impracticable for the Registrant to file the pro forma financial information as required hereunder at this time. Such information, however, will be filed by an amendment to this Form 8-K no later than April 26, 2004.

(c) Exhibits.

Exhibit 2.1. - Share Purchase Agreement dated as of February 10, 2004 by and among the Registrant, Stephen J. Wright, Maria G. Vendone, Finelook Limited and Christian Goldsbrough


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ZIM CORPORATION
                                          (Registrant)





 Date: February 18, 2004             By:    /s/ Michael Cowpland
                                          --------------------------------
                                                   (Signature)
                                          Michael Cowpland, President and CEO